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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                         ----------------------------


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  March 6, 2001


                          Snyder Communications, Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                        1-12145                  52-1983617
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(State or other jurisdiction          (Commission              (IRS Employer
   of incorporation)                  File Number)          Identification No.)


   6903 Rockledge Drive, Bethesda, MD                                 20817
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(Address of principal executive offices)                           (Zip Code)


      Registrant's telephone number, including area code:   (301) 468-1010
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Item 5.  Other Events

          On March 6, 2001, Circle.com, a business unit of Snyder
Communications, Inc., issued a press release, which is incorporated herein by reference to Exhibit 99.1 to this Current Report on Form 8-K.

          This press release contains certain "forward-looking statements," within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like "believe," "expect," "anticipate," "estimated," "pro forma," and "intend" or future or conditional verbs such as "will," "would," or "may." Certain factors that could cause actual results to differ materially from expected results include changes in global economic, business, competitive market and regulatory factors. More detailed information about these factors is contained in Havas Advertising's filings with the Securities and Exchange Commission.

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Item 7.  Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.

     Exhibit No.                        Description
     -----------                        ------------
        99.1 Press Release issued by Circle.com on March 6, 2001 announcing the restructure of its San Francisco office.

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SNYDER COMMUNICATIONS, INC.

                                    By: /s/ Jacques Herail
                                       -----------------------------
                                       Jacques Herail
                                       Chief Financial Officer, Senior Vice
                                       President and Treasurer

Date:  March 9, 2001

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